Providence Overview

December 2016

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of the healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and subsequent filings. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss), before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including restructuring and termination costs, foreign currency adjustments and equity in net earnings of investees. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Revenue. Adjusted Net Income is defined as income from continuing operations, net of tax, plus net loss attributable to non-controlling interests and before: (1) certain items, including restructuring and termination costs and foreign currency adjustments, (2) intangible amortization expense (3) the income tax impact of such adjustments and (4) equity in net earnings of investees. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included in the appendix of this presentation, and not to rely on any single financial measure to evaluate our business.

Agenda

- Providence Overview
- Our Portfolio
  - U.S. Healthcare Services
    - NET Services
    - HA Services
  - Workforce Development

Providence Overview

PROVIDENCE
SERVICE
CORPORATION

Providence Overview

"Building intrinsic value per share through disciplined capital allocation, operational excellence, and long-term growth initiatives"

2 Industry Themes ***U.S. Healthcare Services*** ***Global Workforce Development***	**$613mm** Market Capitalization[1]
9,000 Employees	**$107mm** Cash Balance (no outstanding debt)[2]
10 Countries	**$160mm** Value of Matrix JV Investment[3]

(1) Based on $37.88 share price (as of 12/9/16), 14.2mm shares of common stock, and 2.0mm shares of preferred shares on an as converted bases. Please see appendix for additional details.

(2) As of 9/30/2016 and pro forma for the Matrix transaction.

(3) Based on a 46.8% retained equity interest, a $537.5mm enterprise value, and $198mm of net debt as of 10/19/16.

The Providence Portfolio

	Primary Entity	Overview	Financial Highlight
U.S. Healthcare Services	LogistiCare	• Non-emergency medical transportation for over 24 million health plan members • Acquired in 2007 for $220mm	$82mm LTM Adj. EBITDA[1]
	Matrix Medical Network	• In-home care optimization services including over 500,000 health risk assessments performed annually • Acquired in 2014 for $393mm (partial monetization in 2016 at a $537.5mm valuation)	$160mm Equity Value[2]
Global Workforce Development	ingeus	• Community-based workforce development in 10 countries for governments and multi-national corporations • Acquired in 2014 for $92mm	$6mm LTM Adj. EBITDA[1]
PRSC Capital[3]	• No outstanding debt • $107mm of cash	• Capital availability to be used for acquisitions or returned to shareholders based upon opportunities • $100mm share repurchase program announced on 11/8/16	Adj. Enterprise Value of $347mm[4]

(1) LTM Adj. EBITDA figures as of 9/30/2016.
(2) Based on a 46.8% retained equity interest, a $537.5mm enterprise value, and $198mm of net debt as of 10/19/16.
(3) As of 9/30/2016 and pro forma for Matrix transaction.
(4) Adj. Enterprise Value calculated as market capitalization (as of 12/9/16) less cash (as of 9/30/16 and pro forma for the Matrix transaction) and less Matrix equity value. Please see Appendix for additional details.

Macro Industry Growth

U.S. Healthcare Services

Estimated MA Enrollment

(Million of members)


CAGR: 8%
5.6
16.8
25.0
2005
2015
2024

Estimated Medicaid Enrollment

(Million of members)


+25mm
53
78
2010
2020

Source: CBO, KFF, CMS, The Advisory Board

- The growth in Medicare Advantage ("MA") plan members is expected to continue
- The Affordable Care Act ("ACA") has significantly increased the size of the Medicaid population. By 2020, Medicaid enrollment may exceed 78mm beneficiaries
  - Impact of Trump presidency on ACA and Medicaid population not yet certain

Projected Chronic Disease Growth

(Million of Lives)


Growth: 29%
133
171
2010
2020

Source: Centers of Disease Control

- As the population continues to age, the number of individuals with one or more chronic diseases is expected to grow
- 99% of Medicare spend goes towards chronic conditions

Global Workforce Development

Public Sector Awards Annual Contract Value

($Billion)


CAGR: 21%
24.3
26.7
32.1
39
51.8
2011
2012
2013
2014
2015

Source: Information Services Group

- Annual global public sector contract awards have doubled since 2011

Structured Approach to Value Creation

Operational Excellence	+	Disciplined Capital Allocation	=	Value Creation
• Entrepreneurial culture • Focus on continuous improvement • Best in class teams • Decentralized organizational structures to seize local market opportunities • Centralized delivery models to capture economies of scale • Technology deployment for data insight, improved client service, and lower costs		• Utilization of multiple capital allocation "levers" with appreciation for different risk/return profiles • Leverage scarce combination of operational and investing experience • Acquisition opportunities viewed through both strategic and investing lenses • Optimization of debt and equity to finance acquisitions and growth • Moderate use of leverage versus peers		• Intrinsic value per share over a multi-year period • Sustainable business models • Profitable growth • Cash generation

Strategic Highlights Since September 2015 Investor Day

Q2 14

Ingeus acquired for $92mm

Q4 14

Matrix acquired for $393mm

Mission Providence JV formed and Australian employability bids submitted

Q3 15

Ingeus and Mission Providence open over 100 new delivery sites in France and Australia

James Lindstrom appointed CEO

Q4 15 through Q4 16

Capital Allocation Activities

- Sold Human Services for $231mm (includes customary adjustment amounts)
- Frazier Healthcare subscribed for 53.2% of Matrix Medical at a $537.5mm valuation
- Repaid $483mm of debt
- Repurchased 2.1mm shares (~13% of outstanding common stock) through 11/9/16
- Launched new $100mm share repurchase program

HA Services

- Value enhancement strategy implemented to improve operational efficiency, diversification and sales growth profile
- Successfully launched in-home chronic and post acute care management offerings

NET Services

- Recently announced CEO transition and accelerated value enhancement initiatives
- Senior team supplemented with new COO, CIO, and MCO sales capabilities
- Contact center optimization and transportation network management projects underway ("Member Experience & Value Enhancement Initiative")

WD Services

- Jack Sawyer appointed Global CEO
- Closure of operations in Poland and Sweden
- Low volumes leading to underperformance in 3 major programs (UK Offender Rehabilitation, France, Mission Providence)
- Revised contract bid governance model practices

Holding Company

- Named new Directors to Board with investment and operational leadership experience
- New CFO, General Counsel, Chief Accounting Officer, SVP Strategic Services, VP of Finance, and Chief Internal Audit Executive

Board & Management Team

Long Track Record of Driving Shareholder Returns through Acquisitions and Operational Excellence

Management Team

- James Lindstrom, CEO
  - Served as Chairman and CEO of IES Holdings from 2011-2015
  - Prior experience at Tontine Associates and in additional operational leadership roles
- David Shackelton, CFO
  - Public and private investor at Mill Road Capital, Blackstone Private Equity and Yale Investments Office
- Sophia Tawil, General Counsel
  - Joined in 2016 from Cravath, Swaine & Moore, where she served as Senior Attorney and Corporate Associate since 2006
- Matthew Umscheid, SVP Strategic Services
  - Joined in 2015 from Parthenon Capital, where he served as Director of Strategy and Implementation
  - Member of Providence's Value Enhancement Team

Additional Recent Additions

- VP, Finance from Lion Capital. Previous experience at Blackstone Private Equity. Member of Value Enhancement Team
- Chief Accounting Officer from Gilt Group. Previous experience at Travelport Worldwide and IAC/Interactive Corp
- Chief Internal Audit Executive from Priceline

Board Composition

- Chris Shackelton of Coliseum Capital (Lead Shareholder) serves as Chairman
- Recently added
  - Todd Carter – Co-President & CEO of GCA Savvian, previously President of Robertson Stephens
  - David Coulter – Special Limited Partner of Warburg Pincus, previously CEO of BankAmerica
  - Leslie Norwalk – Epstein Becker & Green, previously, Acting Admin. of CMS
  - Frank Wright – Founder of PharmaTrust, previously CEO/Executive in international operations

Q3 2016 Highlights[1]

- Solid Q3 2016 financial results
  - 8.7% revenue growth (12.0% excl. FX)[2]
  - 150bps of segment-level margin expansion[2]

- Revenue growth and margin expansion in NET Services
  - Launched Member Experience and Value Enhancement Initiative
  - Renewed Missouri contract and won/implemented multiple MCO contracts
  - Recently notified of contract non-renewals which will negatively impact 2017 margins (expected to be partially offset by Member Experience and Value Enhancement Initiative)
  - Awaiting decision regarding renewal of New Jersey contract

- Frazier Healthcare subscribed for 53.2% of Matrix Medical at a $537.5mm valuation
  - Achieved Adj. EBITDA growth of over 10% driven by 250bps of margin expansion
  - Three Care Direct programs launching or expanding in late 2016

- WD Services revenue decline due to FX headwind
  - Challenging conditions in the UK, France, and Australian employment services markets and the UK offender rehabilitation market
  - UK (outside of employment and offender rehabilitation) as well as South Korea, Saudi Arabia, Germany, Switzerland and North American markets are stable and/or growing

(1) As compared to Q3 2015.
(2) Revenue growth from continuing operations. Segment-level margin expansion relates to Adj. EBITDA margin expansion from continuing operations excluding corporate costs.

Financial Summary

$Millions	FYE 2014	FYE 2015	LTM Q3:16
Revenue[1]			
NET Services	884.3	1,083.0	1,198.1
WD Services	361.2	395.1	368.0
Total Revenue	**1,245.5**	**1,478.1**	**1,566.1**
Adj. EBITDA[1]			
NET Services	75.4	80.7	82.1
WD Services	15.2	10.3	5.7
Segment-Level Adj. EBITDA	**90.6**	**91.0**	**87.8**
Corporate	(25.0)	(24.7)	(24.1)
Total Adj. EBITDA	65.6	66.3	63.7

	12/31/2014	12/31/2015	9/30/2016
Balance Sheet[2]			
Cash	160.4	84.8	107.2
Value of Matrix JV Investment[3]	-	-	160.0
Long-term Debt	576.7	305.0	-

1. Revenue and Adj. EBITDA from continuing operations.
2. Balance sheet at 9/30/16 presented pro forma for the Matrix transaction.
3. Based on a 46.8% retained equity interest, a $537.5mm enterprise value, and $198mm of net debt as of 10/19/16.

Our Portfolio

PROVIDENCE
SERVICE
CORPORATION

NET Services – Providing Safe and Efficient Access to Care

Value Proposition

- Provides coordination of and access to non-emergency medical transportation in 39 states
- Network of over 5,000 transportation providers, including independent credentialed drivers as well as contracted operators of wheelchair equipped vehicles, multi-passenger vans, taxis, and ambulances
- Ensures safe and reliable access to medical services
- Develops population insights through data capture and analytics
- Uses capitated contracts to reduce financial risk and improve health outcomes for State Medicaid agencies and MCOs

Key Financial Metrics

$Millions	FYE 2014	FYE 2015	LTM Q3:16
Revenue	884.3	1,083.0	1,198.1
Adj. EBITDA	75.4	80.7	82.1
% Margin	*8.5%*	*7.4%*	*6.9%*

Value Enhancement Strategy

- **Accelerate new technology implementations to improve quality and efficiency**
  - Integrate ride sharing fleets
  - Implement real-time data capture and analytics capabilities
  - Complete roll out of member and provider mobile apps
  - Optimize people and processes across 20 call centers and transportation network
- **Enhance sales & marketing strategy with a focus on improving the user experience of our over 24 million members**

Matrix Medical – A Leader in In-Home Care Optimization Services

Value Proposition

- Nationwide network of over 1,000 nurse practitioners enables rapid deployment of in-home assessment services for Medicare Advantage and Managed Medicaid plans
- Demonstrated and compelling ROI for clients
- Analytics focused solutions and technology allows health plans to identify gaps in care, coordinate and optimize care provision, and ensure payment integrity

Key Financial Metrics[1]

$Millions	FYE 2014	FYE 2015	LTM Q3:16
Revenue	211.4	217.4	207.1
Adj. EBITDA	51.8	51.6	52.5
% Margin	*24.5%*	*23.7%*	*25.3%*

Value Enhancement Strategy

- Execute upon strategic partnership entered into with Frazier Healthcare to accelerate synergistic acquisitions and expand complementary offerings
- Launch new products, such as diabetes detection and prevention, to complement core assessment offerings
- Expand Care Direct offering to provide in-home intensive and post acute services

(1) Assumes Matrix acquisition occurred on December 31, 2013.

WD Services

Value Proposition

- Ability to transform traditional in-sourced government delivery models resulting in improved outcomes at a reduced cost
- Transformational activities include substantial IT deployments, values-based engagement with workforce, organizational and cultural alignment to the achievement of measureable outcomes, and the adoption of holistic, personalized case management models

Key Financial Metrics[1]

$Millions	FYE 2014	FYE 2015	LTM Q3:16
Revenue	361.2	395.1	368.0
Adj. EBITDA	45.3	10.3	5.7
% Margin	*12.5%*	*2.6%*	*1.5%*

Value Enhancement Strategy

- Reduce cost structure to reflect record low unemployment levels in UK, France, and Australia
- Reinforce leadership team with experienced, industry veterans in business development, IT and finance
- Expand services and expertise in a disciplined manner across employability, offender rehabilitation, vocational training, and health and wellbeing offerings

(1) Assumes Ingeus acquisition occurred on December 31, 2013.

Capital Allocation Opportunities

Lower Risk/Lower Hurdle

- **Capital Expenditures**
  - ✓ NET Services capex near historical levels (or lower) with estimated payback periods of less than 2 years
  - ✓ WD Services capex expected to decline due to strategic shift away from new large contracts
- **Share Repurchases**
  - ✓ Significant focus due to value creation potential in U.S. Healthcare Services
  - ✓ ~13% of common stock repurchased over last 12 months[1]
  - ✓ New $100mm share repurchase program announced on 11/8/16
- **Acquisitions**
  - ✓ Acquisitions have been difficult to justify given industry valuations
  - ✓ Increasing discussions in complementary tech-enabled services businesses

Higher Risk/Higher Hurdle

(1) As of 11/9/16.

Acquisition Approach

- Long-term acquisition and investment strategy focused on building and managing sustainable businesses
  - "Permanent" capital structure enables long-term investment cases
  - Public and private company investment backgrounds at top tier investment firms enables efficient acquisition evaluation and transaction execution
  - Value enhancement capabilities provide insight and potential for strategic and operational improvements

- Valuation Philosophy
  - Focus on returns on invested capital versus synergies
  - Valuation tools include traditional buyout, yield and discounted cash flow modeling
  - Primary investment case based on forecasted internal rates of return

- Integration is not expected, but best-in-class performance is
  - Dedicated "value enhancement" team with a bespoke approach for each acquisition
    - Strategic entry into new profitable lines of business
    - Business development and sales capability expansion
    - Technology evaluation and investment
    - Systems & process improvement initiatives
    - Human capital support

Outlook Summary

- Since Q3 2015, Providence has begun to differentiate itself with a long-term, balanced approach to creating intrinsic value per share through both operational improvement strategies and disciplined capital allocation

- Continued pursuit of long-term value creation opportunities in U.S. Healthcare Services
  - LogistiCare focused on Member Experience and Value Enhancement Initiative to strengthen financial and strategic positioning
  - Matrix strategic partnership expected to accelerate diversified growth through acquisitions, core market penetration, and expansion into adjacent markets and complementary services

- WD Services outlook remains challenged
  - Employability services contracts in UK, France and Australia will remain under pressure in 2017
  - Focused on operational efficiency, while increasing diversified growth capabilities in stable niche markets

- Increased focus on acquisitions
  - Strategy to be a preferred buyer of asset-lite businesses within stable markets and long-term growth prospects

Appendix

PROVIDENCE
SERVICE
CORPORATION

Matrix Transaction & PF Balance Sheet

$Millions

- On October 19th completed the formation of a strategic partnership with Frazier Healthcare Partners
- Following the transaction, Providence received ~$380mm from Matrix and retained a 46.8% equity ownership
  - Cash proceeds were used to pay down all outstanding debt and increase the cash balance

$Millions	9/30/2016	Transaction Adjustment	PF 9/30/2016
Cash	$ 52.4	$ 54.8	$ 107.2
Debt (Revolver + Term Loan)	325.2	(325.2)	-
Net Debt	**$ 272.8**	**$ (380.0)**	**$ (107.2)**

PRSC Adj. Enterprise Value

$Millions, except share price

Share Price (as of 11/9/2016)	$	37.88
Shares Outstanding[1]		16.2
Market Capitalization		613.7
Less: Cash[2]		(107.2)
Enterprise Value		506.5
Less: Value of Matrix JV Investment[3]		(160.0)
Adj. Enterprise Value[4]	**$**	**346.5**

(1) Shares outstanding equals 14.2mm shares of common stock and 2.0mm shares of preferred shares on an as converted bases.
(2) As of 9/30/2016 and pro forma for the Matrix transaction.
(3) Based on a 46.8% equity interest at $537.5mm enterprise value and $198mm of net debt as of 10/19/16.
(4) Please note that the value of Providence's JV investment in Mission Providence has not been removed in the calculation of Adj. Enterprise Value.

Adj. EBITDA Reconciliation Tables

$Thousands

	NET Services			WD Services				Corporate			Matrix		
	FY2014	FY2015	LTM Q3:16	FY 2014(A)	FY 2014(PF)[1]	FY 2015	LTM Q3:16	FY 2014	FY 2015	LTM Q3:16	FY 2014(PF)[1]	FY 2015	LTM Q3:16
Revenue	884,287	1,083,015	1,198,096	208,763	361,214	395,059	368,012	(170)	(64)	32	211,405	217,436	207,140
Net Income	40,843	43,984	43,644	16,871	32,946	(51,311)	(48,669)	(34,953)	(26,411)	(19,521)	15,623	15,132	10,973
Interest Expense, Net	(8)	(2)	(6)	(113)	(113)	(104)	557	13,249	16,335	5,276	(6)	(16)	8,201
Provision (Benefit) for Income Taxes	26,893	27,241	27,157	416	7,092	(1,064)	(3,972)	(20,175)	(16,908)	(11,095)	3,349	7,007	3,736
Depreciation and Amortization	7,699	9,429	11,292	8,406	14,321	13,776	14,600	1,109	792	408	32,169	29,472	28,737
EBITDA	**76,427**	**80,662**	**82,089**	**25,580**	**64,246**	**(38,708)**	**(37,484)**	**(40,770)**	**(26,192)**	**(24,804)**	**61,106**	**61,596**	**61,647**
Integration & Restructuring	-	-	-	887	887	12,197	14,733	781	-	-	693	-	-
Restricted Shares & Cash Related to Ingeus Acquisition	-	-	-	4,491	5,926	26,805	20,906	-	-	-	-	-	-
Ingeus Transaction Related Expenses	-	-	-	-	-	2,406	2,406	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	(16,112)	(16,112)	(2,469)	(2,469)	-	-	-	-	-	-
Loss (Gain) on Foreign Currency Transaction	-	-	-	336	336	(857)	(1,058)	(373)	-	-	-	-	-
Transaction Costs	-	-	-	-	-	-	-	11,838	-	-	-	-	841
G&A Financing Costs	-	-	-	-	-	-	-	2,971	-	-	-	-	-
Charges Related to the Separation of an Executive Officer	-	-	-	-	-	-	-	511	695	-	-	-	-
Litigation Expenses	-	-	-	-	-	-	-	-	810	834	-	-	-
Equity in Net Loss (Gain) of Investee	-	-	-	-	-	10,970	8,655	-	-	-	-	-	-
Adjusted EBITDA	**76,427**	**80,662**	**82,089**	**16,182**	**46,288**	**10,249**	**6,889**	**(26,042)**	**(24,687)**	**(24,100)**	**61,828**	**61,596**	**62,488**
Adjusted EBITDA Margin	*8.5%*	*7.4%*	*6.9%*	*7.3%*	*12.5%*	*2.6%*	*1.5%*				*24.5%*	*23.7%*	*25.3%*

(1) Assumes Ingeus and Matrix acquisitions were completed on December 31, 2013.